Decommissioning and Other Provisions	12 Months Ended
Dec. 31, 2023
Other Provisions, Contingent Liabilities And Contingent Assets [Abstract]
Decommissioning and Other Provisions	Decommissioning and Other Provisions
The change in decommissioning and other provision balances is as follows:

	Decommissioning and restoration	Other provisions	Total
Balance, Dec. 31, 2021	793	34	827
Liabilities incurred	1	23	24
Liabilities settled	(35)	(12)	(47)
Accretion	49	—	49
Disposals	(5)	—	(5)
Revisions in estimated cash flows	95	5	100
Revisions in discount rates	(225)	—	(225)
Reversals	—	(9)	(9)
Change in foreign exchange rates	15	—	15
Balance, Dec. 31, 2022	688	41	729
Liabilities incurred	1	4	5
Liabilities settled	(37)	(13)	(50)
Accretion (Note 10)	47	1	48
Revisions in estimated cash flows	(89)	—	(89)
Revisions in discount rates	52	—	52
Change in foreign exchange rates	(6)	—	(6)
Balance, Dec. 31, 2023	656	33	689

Included in the Consolidated Statements of Financial Position as:
As at	Dec. 31, 2023	Dec. 31, 2022
Current portion	35	70
Non-current portion	654	659
Total Decommissioning and other provisions	689	729
A. Decommissioning and Restoration
A provision has been recognized for all generating facilities and mines for which TransAlta is legally, or constructively, required to remove the facilities at the end of their useful lives and restore the sites to their original condition. TransAlta estimates that the undiscounted amount of cash flow required to settle these obligations is approximately $1.7 billion, which will be incurred between 2024 and 2072. The majority of the costs will be incurred between 2024 and 2050.
During 2023, the decommissioning and restoration provision decreased by $89 million due to revisions in estimated cash flows and timing of cash flows for certain Gas and Energy Transition assets. The timing of cash flows was adjusted to optimize and maximize efficiencies by staging required reclamation work. Operating assets included in PP&E decreased by $34 million and $55 million was recognized as an impairment reversal in net earnings related to retired assets.
During 2023, revisions in discount rates increased the decommissioning and restoration provision by $52 million due to a decrease in discount rates, largely driven by decreases in long-term market benchmark rates. On average, discount rates decreased compared to 2022, with rates ranging from 6.0 to 9.0 per cent as at Dec. 31, 2023. This has resulted in a corresponding increase in PP&E of $31 million on operating assets and the recognition of a $21 million impairment charge in net earnings related to retired assets.
During 2022, the Company accelerated the expected timing on decommissioning and restoration for certain facilities. This increased the decommissioning and restoration provision by $95 million, of which $46 million increased operating assets in PP&E and $49 million was recognized as an impairment charge in net earnings related to retired assets.
During 2022, the decommissioning and restoration provision decreased by $225 million due to a significant increase in discount rates, largely driven by increases in market benchmark rates. On average, discount rates increased with rates ranging from 7.0 to 9.7 per cent as at Dec. 31, 2022. This has resulted in a corresponding decrease in PP&E of $123 million on operating assets and the recognition of a $102 million impairment reversal in net earnings related to retired assets.
At Dec. 31, 2023, the Company has provided a surety bond in the amount of US$147 million (2022 – US$147 million) in support of future decommissioning obligations at the Centralia coal mine. At Dec. 31, 2023, the Company had provided a surety bond and letters of credit in the amount of $188 million (2022 – $187 million) in support of future decommissioning obligations at the Highvale mine.
B. Other Provisions
Other provisions include provisions arising from ongoing business activities, amounts related to commercial disputes between the Company and customers or suppliers and onerous contract provisions. Information about the expected timing of settlement and uncertainties that could impact the amount or timing of settlement has not been provided as this may impact the Company’s ability to settle the provisions in the most favourable manner.